UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 16(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 17, 2012

     MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8285 Tournament Drive, Suite 160
Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                        (901) 753-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry Into a Material Definitive Agreement.

Pursuant to the Standstill Agreement by and between Mueller Industries, Inc (the “Company”) and Leucadia National Corporation (“Leucadia”), previously disclosed in the Company’s Current Report on Form 8-K filed on September 2, 2011, the Company entered into a Registration Rights Agreement dated as of May 17, 2012 (the “Registration Rights Agreement”) with Leucadia. In connection with the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission as promptly as practicable after the entry into the Registration Rights Agreement, a registration statement covering the resale of all of the Common Stock held by Leucadia and its affiliates.  The description of the Registration Rights Agreement set forth herein is qualified in its entirety by the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

10.1	Registration Rights Agreement, dated May 17, 2012, by and between Mueller Industries, Inc. and Leucadia National Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Gary C. Wilkerson
Name:	Gary C. Wilkerson
Title:	Vice President, General Counsel and Secretary
Date:  May 17, 2012

Exhibit Index

Exhibit No.	Description
10.1	Registration Rights Agreement, dated May 17, 2012, by and between Mueller Industries, Inc. and Leucadia National Corporation.

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